Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
October 31, 1999



Expected B Maturity 4/15/2008


Blended Coupon 6.3572%


Excess Protection Level
3 Month Average   5.73%
October, 1999   5.38%
September, 1999   5.90%
August, 1999   5.90%


Cash Yield18.61%


Investor Charge Offs 4.68%


Base Rate 8.55%


Over 30 Day Delinquency 5.07%


Seller's Interest 9.14%


Total Payment Rate14.64%


Total Principal Balance$47,636,626,081.62


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,354,806,563.13